SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           February 3, 2003

                        Dynacore Patent Litigation Trust



             (Exact name of registrant as specified in its charter)

          Delaware                     000-50020                   74-6498884
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

    9901 IH-10 West,  Suite 800, San Antonio, Texas               78230-2292
         (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number, including area code             210-558-2898





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  Item 5.Other Events.
                  On February 3, 2003, the Dynacore Patent Litigation Trust, settled its patent infringement lawsuit against Eastman Kodak Company. The financial aspects of the settlement remain confidential pursuant to the terms of the settlement agreement.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Dynacore Patent Litigation Trust
                                             (Registrant)
Date:  February 4, 2003

                                            By: /s/Asher B Edelman
                                            ----------------------
                                                   Asher B. Edelman
                                                   Trustee